Exhibit 10.1

AGREEMENT

This AGREEMENT (this “Agreement”) is made as of the 12th day of December, 2012, by and between Thor Industries, Inc. (the “Lender”) and the Borrower. For purposes of this Agreement, the (a) “Borrower” shall mean the First Credit Agreement Borrower and the Third Credit Agreement Borrower, (b) the “First Credit Agreement Borrower” shall mean (i) Stephen Adams, in his individual capacity, and (ii) Stephen Adams and his successors, as trustee under the Stephen Adams Living Trust and (c) the “Third Credit Agreement Borrower” shall mean (i) Marcus Lemonis and (ii) the First Credit Agreement Borrower.

WHEREAS, the First Credit Agreement Borrower and the Lender are parties to that certain Credit Agreement dated as of January 15, 2009 (as amended, restated, modified and/or supplemented from time to time, the “First Credit Agreement”);

WHEREAS, the Third Credit Agreement Borrower and the Lender are parties to that certain Credit Agreement dated as of December 22, 2009 (as amended, restated, modified and/or supplemented from time to time, the “Third Credit Agreement”);

WHEREAS, the First Credit Agreement Borrower desires to prepay Six Million Dollars ($6,000,000.00) due on January 15, 2014, under the First Credit Agreement to Lender in exchange for an extension of the maturity date on Six Million Dollars ($6,000,000.00) owed by the Third Credit Agreement Borrower to Lender under the Third Credit Agreement; and

WHEREAS, the Lender wishes to extend the maturity date on Six Million Dollars ($6,000,000.00) owed by the Third Credit Agreement Borrower to Lender under the Third Credit Agreement as long as the First Credit Agreement Borrower prepays Six Million Dollars ($6,000,000.00) due under the First Credit Agreement to Lender no later than January 15, 2013.

NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties agree as follows:

1. Incorporation. The above recitals are incorporated herein and made material provisions hereof.

2. Capitalized Terms. Any capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Third Credit Agreement.

3. Prepayment. The First Credit Agreement Borrower agrees that it shall pay Six Million Dollars ($6,000,000.00) due under the First Credit Agreement to Lender on or before January 15, 2013 (the “Prepayment”). Such Prepayment shall be credited toward the principal amount of the loan due under the First Credit Agreement and all interest due thereon shall be carried forward.

4. Extension. In consideration of the Prepayment by the First Credit Agreement Borrower, Lender agrees to extend the maturity date on Six Million Dollars ($6,000,000.00)

owed by the Third Credit Agreement Borrower to Lender under the Third Credit Agreement to August 30, 2015 (the “Extension”). Once the First Credit Agreement Borrower makes the Prepayment as outlined in Section 3 of this Agreement, Lender and the Third Credit Agreement Borrower agree to modify the Third Credit Agreement to reflect the Extension by executing the First Amendment to Credit Agreement attached hereto as Exhibit A.

5. No Default; Representations and Warranties, etc. The Third Credit Agreement Borrower hereby confirms that (a) the representations and warranties of the Third Credit Agreement Borrower contained in Article 4 of the Third Credit Agreement and the other Transaction Documents are true and correct in all material respects on and as of the date hereof as if made on such date (except to the extent that such representations and warranties expressly relate to an earlier date, in which event such representations and warranties were true and correct in all material respects on and as of such earlier date); (b) the Third Credit Agreement Borrower is in compliance with all of the terms and provisions set forth in the Third Credit Agreement on its part to be observed or performed thereunder; and (c) no Default or Event of Default has occurred and is continuing.

6. Miscellaneous.

a) This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument.

b) This Agreement shall be governed by the laws of the State of New York, and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The Borrower hereby submits to the nonexclusive jurisdiction of the United States District Court and each state court in the City and County of New York for the purposes of all legal proceedings arising out of or relating to this Agreement and the transactions contemplated hereby.

c) The Borrower agrees to pay all reasonable costs and expenses, including legal fees and disbursements, incurred by the Lender in connection with this Agreement and the transactions contemplated hereby.

[Signature pages follow.]

IN WITNESS WHEREOF, the undersigned have signed this Agreement, effective as of the date first written above.

BORROWER:

/s/ Marcus Lemonis
Name: Marcus Lemonis

/s/ Stephen Adams
Name: Stephen Adams

/s/ Stephen Adams
Name:	Stephen Adams as Trustee of the Stephen Adams Living Trust

LENDER:

THOR INDUSTRIES, INC.

By:	/s/ W. Todd Woelfer
Name:	W. Todd Woelfer
Title:	Senior Vice President, General Counsel & Corporate Secretary

EXHIBIT A

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made as of the          day of January, 2013, by and between Thor Industries, Inc. (the “Lender”) and the Borrower. For purposes of this Amendment, the “Borrower” means, on a joint and several basis, (i) Marcus Lemonis (“Lemonis”), (ii) Stephen Adams, in his individual capacity (“Adams”), and (iii) Stephen Adams and his successors, as trustee under the Stephen Adams Living Trust (the “Trust”).

WHEREAS, the Borrower and the Lender are parties to that certain Credit Agreement dated as of December 22, 2009 (the “Credit Agreement”); and

WHEREAS, the Borrower and the Lender desire to modify and amend certain provisions of the Credit Agreement, as provided herein.

NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties agree that the Credit Agreement is hereby amended as follows:

1. Capitalized Terms. Any capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement, as amended by this Amendment.

2. Amendments to Credit Agreement.

a) Amendment of Certain Defined Terms. Article 9 of the Credit Agreement is hereby amended by deleting the defined term “Maturity Date” and replacing such defined term in its entirety with the new definition of such term set forth below:

“Maturity Date” means August 30, 2015, or if such day is not a Business Day, the next preceding Business Day.

b) Amendments to Section 2.2. Section 2.2 of the Credit Agreement is hereby amended by deleting subsection (c) of such Section in its entirety and replacing it with the following:

(c) The Borrower hereby unconditionally promises to pay the Lender the aggregate principal amount of the Loan outstanding (which, for the avoidance of doubt, shall equal an aggregate principal amount of $10,000,000), plus any increase in the principal amount of the outstanding Loan as a result of PIK Payments, less any repayments prior to the Maturity Date, on the following dates in the respective amounts set forth opposite such dates:

Date	Amount
December 31, 2011	$500,000
December 31, 2012	$1,000,000
December 31, 2013	$1,100,000
December 22, 2014	$1,400,000
August 30, 2015	$6,000,000

c) Amendment to the Note. The Note is hereby amended and restated in its entirety in the form attached as Annex A hereto.

3. No Default; Representations and Warranties, etc. The Borrower hereby confirms that, after giving effect to this Amendment, (a) the representations and warranties of the Borrower contained in Article 4 of the Credit Agreement and the other Transaction Documents are true and correct in all material respects on and as of the date hereof as if made on such date (except to the extent that such representations and warranties expressly relate to an earlier date, in which event such representations and warranties were true and correct in all material respects on and as of such earlier date); (b) the Borrower is in compliance with all of the terms and provisions set forth in the Credit Agreement on its part to be observed or performed thereunder; and (c) no Default or Event of Default has occurred and is continuing.

4. Conditions to Effectiveness. The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions precedent:

a) Counterparts of Amendment. The Lender shall have received counterparts of this Amendment duly executed by the Borrower.

b) Other Documents. The Lender shall have received such documents, instruments, and certificates as the Lender or its counsel may reasonably request relating to the Transaction Documents and any other legal matters relating to the Borrower and the Credit Agreement, as amended by this Amendment.

5. Miscellaneous.

a) Except to the extent specifically amended hereby, the Credit Agreement, the Transaction Documents, and all related documents shall remain in full force and effect. Whenever the terms or sections amended hereby shall be referred to in the Credit Agreement, the Transaction Documents, or such other documents (whether directly or by incorporation into other defined terms), such defined terms shall be deemed to refer to those terms or sections as amended by this Amendment.

b) This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument.

c) This Amendment shall be governed by the laws of the State of New York, and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

d) The Borrower agrees to pay all reasonable costs and expenses, including legal fees and disbursements, incurred by the Lender in connection with this Amendment and the transactions contemplated hereby.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment which shall be deemed to be a sealed instrument as of the date first above written.

BORROWER:

Name: Marcus Lemonis

Address for Notices:

Name: Stephen Adams

Address for Notices:

Name: Stephen Adams Living Trust

Address for Notices:

LENDER:

THOR INDUSTRIES, INC.

By:
Name:	W. Todd Woelfer
Title:	Senior Vice President, General Counsel & Corporate Secretary

Address for Notices:

W. Todd Woelfer

Thor Industries, Inc.

3080 Windsor Court

Elkhart, IN 46514

Annex A

Amended and Restated Note

NOTE

$10,000,000.00	New York, New York
December 22, 2009

FOR VALUE RECEIVED, Marcus Lemonis, Stephen Adams, in his individual capacity, and Stephen Adams and his successors, as trustee under the Stephen Adams Living Trust (collectively, the “Borrower”), on a joint and several basis, hereby promises to pay to the order of Thor Industries, Inc. or its registered assigns (the “Lender”), in lawful money of the United States of America in immediately available funds in accordance with the provisions of the Credit Agreement (as hereinafter defined) the principal sum of Ten Million Dollars ($10,000,000.00) plus any increases in principal pursuant to the terms of the Credit Agreement.

The Borrower also promises to pay interest on the unpaid principal amount of the Loans made by the Lender in like money from the date hereof, until such principal amount is paid in full, at the rates and at the times provided in the Credit Agreement. All payments pursuant to this Note shall be made in accordance with the requirements of the Credit Agreement.

This Note is one of the Notes referred to in the Credit Agreement, dated as of December 22, 2009 (as amended, restated, modified and/or supplemented from time to time, the “Credit Agreement”), among the Borrower and the Lender. This Note is subject to voluntary prepayment prior to the Maturity Date, in whole or in part, as provided in the Credit Agreement.

In case an Event of Default shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

The Borrower hereby waives presentment, demand, protest, or notice of any kind in connection with this Note.

Any capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

MARCUS LEMONIS

STEPHEN ADAMS

STEPHEN ADAMS AS TRUSTEE OF THE STEPHEN ADAMS LIVING TRUST